PROMISSORY NOTE

$268,286.58                                                     L/N: 3230086-001
                                                               Chicago, Illinois
                                                                  April 28, 1998

FOR VALUE RECEIVED, the undersigned, OREGON BAKING COMPANY DBA MARSEE BAKING ("Maker") promises to pay to the order of HELLER FINANCIAL LEASING, INC.
(together  with any  holder of this  Note,  "Payee"),  at its office at 500 West
Monroe Street, Chicago, Illinois 60661 or at such other place as Payee may appoint, the principal sum of Two Hundred Sixty-eight Thousand Two Hundred Eighty-six Dollars and Fifty-eight Centers ($268,286.58) together with interest thereon from the date disbursement is made hereunder on the whole amount of said principal sum remaining unpaid from time to time at the rate of 11.24% per annum (meaning 360 days for the actual number of days elapsed) payable monthly on the whole amount of said sum remaining from time to time unpaid, together with collection expenses and reasonable attorneys' fees if placed with an attorney for collection. This Note shall be due and payable in monthly installments of principal and interest as follows:

     Sixty (60) consecutive monthly installments of Five Thousand Eight Hundred Sixty-six and 71/100 Dollars ($5,866.71);

each payable on the 20TH day of the month commencing with the month of JUNE, 1998. The entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below) is due and payable on MAY 20, 2003. All payments shall be applied first to interest and then to principal.

If any installment of principal or interest due hereunder shall not be paid within ten (10) days after such installment is due, Maker shall pay to Payee a "late charge" of five percent (5%) of such delinquent amount (or the maximum amount permitted by law, whichever is less). Maker hereby waives demand, presentment for payment, protest, and notice of non-payment.

Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein or collectable hereunder to exceed the applicable lawful maximum rate, then the interest shall be limited to such applicable lawful maximum.

Maker hereby authorizes Payee to insert the date of the first installment due hereunder, a date not sooner than fifteen (15) days nor later than forty-six
(46) days after the date of disbursement. Payee's books and records shall be dispositive of the date disbursement is made hereunder.

This Note is secured by and entitled to (I) the benefits of a certain Security Agreement dated as of April 28, 1998, and (ii) any other agreements under which Payee has been granted a lien and security interest in property to secure the payment and performance by Maker of this Note (all of the foregoing hereinafter sometimes collectively referred to as the "Security Agreement") to which reference is made for a statement of the nature and extent of the protection and security afforded, the rights of Payee, and the rights and obligations of Maker.

If a default shall occur under the Security Agreement, this Note may become or be declared due in the manner and with the effect provided for therein.

Upon payment of all accrued late charges and interest then due or to become due, Maker may prepay the entire balance evidenced hereby (less a rebate of unearned interest, if any, calculated in accordance with the Simple Interest Method) upon payment of a premium equal to 4% of the principal amount so prepaid; provided, however, if said prepayment is made during any loan year after the second loan year, said premium shall be reduced by 1% in each loan year thereafter until said premium shall be reduced to a minimum premium of 1% and said premium shall remain at such minimum until final maturity.

Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or the Security Agreement or any of the terms and provisions thereof that may be made, granted or consented to by Payee and agree that Payee shall not be required to look to any collateral for the payment of this Note, but may proceed against the undersigned or any one of the undersigned, if more than one, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of Payee hereunder or under the Security Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon Payee, the holder of the Security Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at Payee's option.

This Note shall be governed by and construed in accordance with the laws and decisions of the State of Illinois, without regard to principles of conflicts of law, including all matters of construction, validity, enforceability and performance. AT PAYEE'S ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER (I) CONSENT(S) TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) SITUATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, (II) WAIVE(S) ANY OBJECTION BASED UPON IMPROPER VENUE AND/OR FORUM NON CONVENIENS, AND (III) CONSENT(S) TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF.

WAIVER OF JURY TRIAL: PAYEE AND MAKER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SECURITY AGREEMENT. PAYEE AND MAKER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS NOTE, AND THE SECURITY AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. PAYEE AND MAKER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS RESPECTIVE JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on the date first above written.


ATTEST: (Witness if not a corporation)   OREGON BAKING COMPANY DBA MARSEE BAKING

/s/ D Mombell
-----------------------------            By: /s/ Howard Wassterteil
                                             -----------------------------
                                         Name:  Howard Wassterteil
                                         Title: Secretary